PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2015
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
7	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
	2014	2015
	RMB	RMB
Buildings	18,087	18,087
Leasehold improvements	187,317	212,860
Store fixture and equipment	157,446	175,527
Software	37,445	38,216
Motor vehicles	15,169	14,574

	415,464	459,264
Less: Accumulated depreciation and amortization	(277,714)	(283,619)
	137,750	175,645

Total depreciation and amortization expense of property and equipment for the years ended December 31, 2013, 2014 and 2015 was RMB36,711, RMB36,679 and RMB42,826, respectively, of which RMB27,063, RMB27,731 and RMB33,704 was recorded in sales, marketing and other operating expenses and RMB9,648, RMB8,948 and RMB9,122 was recorded in general and administrative expenses. No depreciation and amortization expense was included in cost of goods sold for the years presented because the Company's business does not involve manufacturing of merchandise and the amount of depreciation and amortization of property and equipment relating to warehousing and transporting the merchandise to store locations is not material.

The Group recognized impairment losses of RMB6,984, RMB9,877 and RMB9,445 for the years ended December 31, 2013, 2014 and 2015, respectively in respect of leasehold improvements and store fixture of certain loss-making drugstores. The Group determined that the carrying amounts of these leasehold improvements and store fixture would not be fully recoverable through future cash flows. The fair value of the property and equipment of these loss-making drugstores was based on the discounted estimated cash flows expected to be generated from the use and eventual disposal of these assets.